SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant /  /
Check the appropriate box:
/  / Preliminary proxy statement*
/X/ Definitive proxy statement
/  / Definitive additional materials
/  / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

VESTIN GROUP, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/ No fee required.

/  / Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
N/A

(2)	Aggregate number of securities to which transaction applies:
N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
N/A

(4)	Proposed maximum aggregate value of transaction:
N/A

(5)	Total fee paid:
N/A

/ /	Fee paid previously with preliminary materials:

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
N/A

(2)	Form, schedule or registration statement no.:
N/A

(3)	Filing party:
N/A

(4)	Date filed:
N/A

VESTIN GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 24, 2003

To the Stockholders of Vestin Group, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vestin Group, Inc., a Delaware corporation (the “Company”), will be held on Monday, November 24, 2003, at 10 a.m. Pacific Time at 4370 La Jolla Village Drive, Suite 640, San Diego, California 92122, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect five directors to serve on the Company’s Board of Directors until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003; and

3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The foregoing matters are described in more detail in the enclosed proxy statement. The Company’s Board of Directors has fixed the close of business on October 24, 2003, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection on the day of the meeting at the place of the Annual Meeting.

      All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all of your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

      PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE IN ACCORDANCE WITH THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD.

By Order of the Board of Directors,

MICHAEL V. SHUSTEK
Chairman of the Board and Chief Executive Officer

Las Vegas, Nevada

October 31, 2003

VESTIN GROUP, INC.

2901 El Camino Avenue
Las Vegas, Nevada 89102
(702) 227-0965

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 24, 2003

       The enclosed proxy is solicited on behalf of the Board of Directors of Vestin Group, Inc., a Delaware corporation (the “Company” or “Vestin Group”), for use at the 2003 Annual Meeting of Stockholders to be held on Monday, November 24, 2003, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The 2003 annual meeting will be held at 4370 La Jolla Village Drive, Suite 640, San Diego, California 92122.

      Please vote your shares of common stock by completing the enclosed proxy card and returning it to us in the enclosed envelope. This proxy statement has information about the 2003 annual meeting and was prepared by management for our Board of Directors. This proxy statement and the accompanying proxy card are first being mailed to you on or about October 31, 2003.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

      Attendance at the 2003 annual meeting is limited to the Company’s stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

      You can vote your shares of common stock if our records show that you owned the shares on October 24, 2003. On October 24, 2003, the record date for determination of stockholders entitled to notice of and to vote at the 2003 annual meeting, 5,328,140 shares of our common stock, par value $0.0001 per share, were issued and outstanding.

      Holders of common stock will vote at the 2003 annual meeting as a single class on all matters. The enclosed proxy card shows the number of shares you can vote.

How do I vote by proxy?

      Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the 2003 annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. If the proxy card is properly signed and returned, the proxy holders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxy holders will vote for you on that proposal. Unless you instruct otherwise, the proxy holders will vote FOR each of the director nominees and FOR ratification of the appointment of Ernst & Young LLP to act as the Company’s independent auditors.

What if other matters come up at the 2003 Annual Meeting?

      The matters described in this proxy statement are the only matters we know will be voted on at the 2003 annual meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares in accordance with the recommendation of the Board of Directors or, if no recommendation has been made, in their own discretion.

Can I change my vote after I return my proxy card?

      Yes. At any time before the vote on a proposal, you can change your vote either by filing with Ira S. Levine, our Secretary, at our principal executive offices at 2901 El Camino Avenue, Las Vegas, Nevada 89102, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You may also revoke your proxy by attending the 2003 annual meeting and voting in person.

Can I vote in person at the 2003 Annual Meeting rather than by completing the proxy card?

      Although we encourage you to complete and return the proxy card, you can attend the 2003 annual meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

      If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

How are votes counted?

      All votes will be tabulated by the inspector of elections appointed for the 2003 Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions. Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares, the nominee can vote them as it sees fit on “routine” matters. Both proposals on the agenda for the Annual Meeting are considered to be routine.

      We will have a quorum and be able to hold the 2003 Annual Meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

      In the election of directors, the five nominees receiving the highest number of affirmative votes shall be elected. You may not cumulate votes in the election of directors. The affirmative vote of the holders of common stock representing a majority of the voting power present or represented by proxy and voting at the 2003 annual meeting is required for the ratification of the auditors.

Who pays for this proxy solicitation?

      The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

STOCKHOLDER PROPOSALS

Deadline for Submission of Proxy Materials

      Stockholder proposals that are intended to be presented at our 2004 annual meeting and included in our proxy materials relating to the 2004 annual meeting must be received by Ira S. Levine, Corporate Secretary, Vestin Group, Inc., 2901 El Camino Avenue, Las Vegas, Nevada 89102, no later than July 2, 2004, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2004 annual meeting.

Deadline for Other Proposals

      If a stockholder wishes to present a proposal at our 2004 annual meeting and the proposal is not intended to be included in our proxy statement relating to the 2004 annual meeting, the stockholder must give advance notice to us prior to the deadline for the annual meeting. In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary no later than November 5, 2004, which is five calendar days following the mailing of the stockholder notice and proxy statement for the 2003 annual meeting. However, in the event that the 2004 annual meeting is called for a date which is not within thirty days of the anniversary of the date of the 2003 annual meeting, stockholder proposals intended for presentation at the 2004 annual meeting must be received by our Corporate Secretary no later than the close of business on the tenth day following the date on which public announcement of the date of the 2004 annual meeting is first made. If a stockholder gives notice of such proposal after November 5, 2004, then the proxy solicited by the Board of Directors for the 2004 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such stockholder proposal.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

OVERVIEW OF PROPOSALS

      This proxy statement contains two proposals requiring stockholder action. Proposal No. 1 requests the election of five directors to our Board of Directors. Proposal No. 2 requests ratification of our independent auditors. Each of the proposals is discussed in more detail in the pages that follow. Michael V. Shustek, who owns more than 50% of our issued and outstanding voting stock, intends to vote for each of the named nominees and in favor of Proposal No. 2.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

      On October 20, 2003, our Board of Directors, pursuant to its authority under our bylaws, set the size of the Board of Directors at five directors. Our Board of Directors currently consists of ten persons. Mr. Byrne, a director since 1999, Messrs. Dawson, Forbuss, and Groesbeck, directors since 2000, Messrs. Walsh and Ducharme, directors since 2001, and Ms. Jones, a director since 2002, are not seeking re-election to the Board of Directors at the 2003 annual meeting.

      Our Board of Directors has nominated each of the persons listed below for election as a director to serve for a one-year term and until his or her successor is duly elected and qualified. Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board of Directors’ five nominees below. Proxies cannot be voted for more than five persons.

      Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominee named below.

      The names of the nominees, and certain information about them, are set forth below.

		Director
Name	Age	Since	Position

Michael V. Shustek	44	1999	Chairman of the Board and Chief Executive Officer
Lance K. Bradford	36	1999	Director, President, Chief Financial Officer and Treasurer
Robert J. Aalberts(1)(2)	52	1999	Director
David Chavez	38	—	Director
Roland M. Sansone	48	—	Director

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

      Michael V. Shustek has been a director of Vestin Mortgage, Inc., a subsidiary of Vestin Group, and Chairman of the Board of Directors, Chief Executive Officer and a director of Vestin Group since April 1999. In 2003, Mr. Shustek became the Chief Executive Officer of Vestin Mortgage, Inc. In 1995, Mr. Shustek founded Del Mar Mortgage, Inc., and has been involved in various aspects of the real estate industry in Nevada since 1990. In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures. In 1993, Mr. Shustek also started Shustek Investments, a company that originally specialized in property valuations for third-party lenders or investors and which continues today as the primary vehicle for his private investment portfolio. In 1997, Mr. Shustek was involved in the initial founding of Nevada First Bank, with the largest initial capital base of any new state charter in Nevada’s history. In 2000, Mr. Shustek co-authored a book, Trust Deed Investments, on the topic of private mortgage lending. Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also has taught a course in Real Estate Law and Ethics. Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas.

      On March 26, 1999, Del Mar Mortgage, Inc., the stock of which is wholly-owned by Mr. Shustek, entered into a stipulated court order (the “Order”) with the State of Nevada, Department of Business and Industry, Financial Institutions Division (the “Division”) resolving a dispute regarding Del Mar Mortgage, Inc.’s alleged noncompliance with various Nevada regulatory statutes. Without admitting any facts, and solely to settle these matters, Del Mar Mortgage, Inc. agreed to assure compliance with applicable Nevada law in its advertising solicitation of mortgage borrowers and in its making and servicing of mortgage loans. Del Mar Mortgage, Inc. paid the Division an aggregate of $50,000 to cover the Division’s costs. The Order contained no findings of wrongful conduct by Del Mar Mortgage, Inc. or Mr. Shustek. Mr. Shustek was apparently named by the Division because he was the controlling person of Del Mar Mortgage, Inc. In April 1999, Vestin Group (then known as Sunderland Acquisition Corporation) acquired the customer lists, good will and certain other intangible assets of Del Mar Mortgage, Inc. and assumed certain liabilities related to such assets. Neither Vestin Group (then Sunderland Acquisition Corporation) nor Vestin Mortgage, Inc. (then known as Capsource, Inc.) acquired any loans or other financial assets of Del Mar Mortgage, Inc., which continued to operate as an independent business. In contemplation of such acquisition, Vestin Group (then Sunderland Acquisition Corporation) and Vestin Mortgage, Inc. (then Capsource, Inc.) agreed to be bound by the terms of the Order.

      Lance K. Bradford has been the President of Vestin Group since January 2001. In addition, Mr. Bradford has been a director, Chief Financial Officer, Treasurer and Secretary of Vestin Mortgage, Inc. and Treasurer and a director of Vestin Group since April 1999. Mr. Bradford also acts as the functional equivalent of a Chief Financial Officer for two mortgage funds managed by Vestin Mortgage, Inc., Vestin Fund I, LLC and Vestin Fund II, LLC. Mr. Bradford was also the Chief Financial Officer of Vestin Group from 1999 to September 2002 and the Corporate Secretary of Vestin Group from 1999 to 2000. Since 1992, Mr. Bradford has been a partner in L.L. Bradford & Company, Las Vegas, Nevada, a Certified Public Accounting firm that he founded. From 1988 to 1991, Mr. Bradford served as an accountant with Ernst & Young International. Mr. Bradford received a Bachelor of Science degree in Accounting from the University of Nevada, in Reno, Nevada.

      Robert J. Aalberts has been a director of Vestin Group since April 1999. Since 1991, Dr. Aalberts has held the Ernst Lied Professor of Legal Studies professorship at the University of Nevada, Las Vegas. From 1984 to 1991, Dr. Aalberts was an Associate Professor of Business Law at Louisiana State University in Shreveport, Louisiana. From 1982 through 1984, he served as an attorney for Gulf Oil Company. Dr. Aalberts has co-authored a book relating to the regulatory environment, law and business of real estate; and he is the author of numerous legal articles, dealing with various aspects of real estate, business and the practice of law. Dr. Aalberts received his Juris Doctor degree from Loyola University, in New Orleans, Louisiana and received a Master of Arts from the University of Missouri. He is a member of the State Bar of Louisiana.

      David Chavez has served as the chief executive officer of Chavez & Koch, a business consulting and certified public accounting firm since 1996. Prior to 1996, Mr. Chavez served in both the tax and audit practices of Arthur Andersen. Mr. Chavez serves as the chairman of the Henderson Chamber of Commerce’s Business Action Committee. Mr. Chavez received has Bachelor of Science in Business Administration from the University of Nevada, Las Vegas with a concentration in Accounting. Mr. Chavez is a certified public accountant.

      Roland M. Sansone has served as President of Sansone Development, Inc. since 2002. Sansone Development, Inc. is a real estate development company. Mr. Sansone has been self-employed as a manager and developer of real estate since 1980. Mr. Sansone is currently the president of several companies that develop, own and manage commercial and residential real property. Mr. Sansone attended Mt. San Antonio College.

      For the biographies on our current directors not standing for re-election, please see the section entitled “Management” at page 9.

Board of Directors

      Our Board of Directors is currently composed of ten members. Each director currently serves until the next annual meeting of stockholders or until his successor is duly elected and qualified. At each annual meeting of stockholders, the directors’ successors will be elected to serve until the next annual meeting of stockholders. Our Board of Directors, pursuant to its authority under our certificate of incorporation and bylaws, has adopted a resolution setting the size of the Board of Directors at five directors, effective as of the 2003 annual stockholder meeting. Mr. Byrne, a director since 1999, Messrs. Dawson, Forbuss, and Groesbeck, directors since 2000, Messrs. Walsh and Ducharme, directors since 2001, and Ms. Jones, a director since 2002, are not seeking re-election to the Board of Directors at the 2003 annual meeting.

      Our Board of Directors held seven meetings during fiscal 2002. Each of the then current directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which such director served during fiscal 2002.

Board Committees

      Our Board of Directors has two standing committees: the Audit Committee and Compensation Committee.

      Audit Committee — The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent accountants. In addition, the Audit Committee reviews with the Company’s management and its independent accountants financial information that will be provided to stockholders and others, the systems of internal controls which management and our Board of Directors have established and our audit and financial reporting processes. The Audit Committee operates under a written Audit Committee Charter adopted by our Board of Directors. This charter is filed as an exhibit to our proxy statement. The Board of Directors anticipates revising the Audit Committee Charter in the near future to reflect final Nasdaq rules regarding listed company audit committees. Our Audit Committee, consisting of John C. Dawson, Robert L. Forbuss, and Robert J. Aalberts at the time, met in March 2003 in connection with the audit of our 2002 financial statements, and held a total of six meetings in fiscal 2002. The Board of Directors determined that all current members of the Audit Committee are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers (“NASD”). After the Annual Meeting, our Audit Committee will consist of Dr. Aalberts and Messrs. Chavez and Sansone. Our Board of Directors has determined that each of these nominees would meet the enhanced independence standards for audit committee members set forth in the pending Nasdaq rule (which has been proposed pursuant to the Sarbanes-Oxley Act of 2002) with respect to audit committees for listed companies. In addition, our Board of Directors believes that Mr. Chavez meets the financial expertise requirements set forth in Section 407 of the Sarbanes-Oxley Act of 2002.

      Compensation Committee — The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for our directors, executive officers and key employees, and for the administration of our 2000 stock option plan, including the approval of grants under such plan to our employees, consultants and directors. During fiscal 2002 the Compensation Committee consisted of Dr. Aalberts and Messrs. Byrne and Dawson, and held a total of one meeting in fiscal 2002. After the annual stockholder meeting, our Compensation Committee will consist of Dr. Aalberts and Messrs. Sansone and Chavez.

      Mr. Shustek owns more than 50% of the voting power and, accordingly, we are a controlled company as defined under Rule 4350 of the of the listing standards of the NASDAQ National Market and are exempt from majority independent board and independent compensation and nominating committee requirements.

      Our Board of Directors may establish other committees to facilitate the management of our business.

Director Compensation

      We pay our non-employee directors a retainer of $1,500 for each Board meeting attended in person, $750 per Board meeting attended by telephone conference and $500 for each committee meeting attended, whether in person or by telephone conference. Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees of the Board of Directors. Each outside director (except James C. Walsh) receives 15,000 options to acquire the Company’s common stock at the then fair market value on the date the non-employee director is elected to the Board.

      Employee directors do not receive any additional compensation for serving as members of our Board of Directors or any committee of our Board of Directors. Employee directors are eligible to participate in our compensation and benefit plans that are generally available to our other employees, including the receipt of stock options under our 2000 Stock Option Plan and 401(k) Plan.

Vote Required

      The five nominees receiving the highest number of affirmative votes of the outstanding shares of common stock, present or represented by proxy and entitled to be voted for them, shall be elected as directors. Shares withheld from any director are counted for purposes of determining the presence or absence of the quorum, but have no other legal effect under Delaware law.

Recommendation of the Board of Directors

      Our Board of Directors unanimously recommends that the stockholders vote FOR the election of the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Effective April 18, 2002, the Board of Directors of Vestin Group approved the engagement of Ernst & Young LLP as its independent accountants for 2002 to replace the firm of Grant Thornton LLP, which was dismissed as the independent accountants of Vestin Group effective April 18, 2002. The Audit Committee of the Board of Directors of Vestin Group had recommended the change of the independent accountants to the Board of Directors. The reports of Grant Thornton LLP on Vestin Group’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or application of accounting principles. In connection with the audits of Vestin Group’s financial statements for each of the two fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 through April 18, 2002, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference to the matter in their report. Except for the matters specified in the following paragraph, during the two fiscal years ended December 31, 2001 and 2000, and during the period from January 1, 2002 through April 18, 2002, there have been no reportable events as defined in Regulation S-K Rule 304(a)(1)(v).

      Grant Thornton LLP informed Vestin Group of certain matters which Grant Thornton LLP considered to be reportable conditions as follows: (a) Vestin Group’s internal controls failed to ensure (i) that certain related party transactions were appropriately and timely documented and approved by the Board of Directors of Vestin Group prior to being executed and recorded in the financial records of Vestin Group and that such transactions were not properly identified as related party transactions when initially recorded in the financial records of the Company, and (ii) that certain transactions outside the normal course of business were correctly recorded when initially entered into the financial records of the Company; (b) lack of periodic reconciliation of accounts resulted in a significant number of adjustments after the books were closed at year end; (c) checks were being written with verbal approval only, and written documentation of approval was not always retained for such checks; and (d) the amount being paid to one of the officers of Vestin Group exceeded by approximately $35,000 the compensation specified in that officer’s employment contract. Items (a) and (b) above were raised in a Reportable Condition and Advisory Comments letter issued by Grant Thornton LLP to Vestin Group for the fiscal year ended December 31, 2001 (the “2001 Management Letter”), and items (c) and (d) above were raised in a management letter issued by Grant Thornton LLP to Vestin Group for the fiscal year ended December 31, 2000. Although a draft of the 2001 Management Letter was circulated by Grant Thornton LLP to Vestin Group on April 11, 2002 and a letter discussing audit adjustments was delivered to the Company’s Audit Committee on April 5, 2002, the final 2001 Management Letter was not received by Vestin Group until May 8, 2002. Grant Thornton LLP had previously discussed the substance of items (a) and (b) above with the Company’s Board of Directors and the chairman of the Company’s Audit Committee. Items (c) and (d) above were also discussed with the Company’s Audit Committee and the Board of Directors. All of the foregoing correspondence was delivered to Ernst & Young LLP and the Company’s Audit Committee discussed such matters with Ernst & Young LLP. Also, Vestin Group authorized Grant Thornton LLP to respond fully to the inquiries of Ernst & Young LLP concerning such matters.

      Vestin Group believes that the foregoing internal control matters did not result in any material inaccuracies in its published financial statements and that, through the implementation of improved internal control procedures, has adequately addressed the matters raised by Grant Thornton LLP.

      During the fiscal year ended December 31, 2002, Ernst & Young LLP provided various audit, audit related and non-audit services to us as follows:

a. Audit Fees: Aggregate fees billed for professional services rendered for the audit and review of our fiscal year 2002 annual financial statements and review of financial statements included in our quarterly reports on Form 10-QSB: totaled approximately $307,781.

b. Audit Related Fees: approximately $110,611.

c. Non-Audit Services: approximately $0.

      Our Audit Committee has considered whether provision of the services described in sections (b) and (c) above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Ernst & Young LLP’s independence. Ernst & Young LLP has been selected by our Board of Directors as our independent auditors for the fiscal year ending December 31, 2003. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if our Audit Committee believes that such a change would be in our best interests and that of our stockholders.

      Representatives of Ernst & Young LLP are expected to be present at the 2003 annual meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions.

      Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2003.

Vote Required

      The affirmative vote of the holders of common stock representing a majority of the voting power of the outstanding common stock, present or represented by proxy and voting at the annual meeting is required to ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2003.

Recommendation of the Board of Directors

      Our Board of Directors unanimously recommends that the stockholders vote FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2003.

OTHER MATTERS

      Our Board of Directors knows of no other business that will be presented at the 2003 annual meeting. If any other business is properly brought before the 2003 annual meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board of Directors or if no recommendation has been in their own discretion. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

MANAGEMENT

Executive Officers, Directors and Other Key Employees

      The following table sets forth certain information regarding our executive officers, directors and other key employees as of October 25, 2003.

Name	Age	Position

Michael V. Shustek	44	Chairman of the Board and Chief Executive Officer
Lance K. Bradford	36	President, Treasurer and Director
John W. Alderfer	59	Chief Financial Officer
Ira S. Levine	43	Executive Vice President of Legal and Corporate Affairs and Secretary
Stephen J. Byrne(2)	46	Chief Operations Officer and Director
Michael J. Whiteaker	53	Vice President of Regulatory Affairs
Peggy S. May	34	President of Vestin Mortgage, Inc., a subsidiary of Vestin Group
Daniel Stubbs	41	Executive Vice President, Vestin Mortgage, Inc.
Robert J. Aalberts(1)(2)	58	Director
John E. Dawson(1)(2)	45	Director
Robert L. Forbuss(1)	54	Director
Robert A. Groesbeck	42	Director
James C. Walsh	62	Director
Steven Ducharme	55	Director
Jan Jones	55	Director

(1)	Member of the Audit Committee

(2)	Member of the Compensation Committee

Management

      John W. Alderfer was appointed the Chief Financial Officer of Vestin Group in September 2002. From October 1998 to September 2002, Mr. Alderfer was retired. From September 1996 to October 1998, Mr. Alderfer was a Director, Vice President, Treasurer, and Chief Financial Officer of Interactive Flight Technologies, Inc. From September 1990 to June 1996, Mr. Alderfer was Senior Vice President, Treasurer, and Chief Financial Officer of Alliance Gaming Corporation. Mr. Alderfer is the former Senior Vice President, Corporate Controller and Chief Accounting Officer of Summa Corporation and The Hughes Corporation, 100% owned by the Estate of Howard R. Hughes. Mr. Alderfer received his BBA degree in accounting from Texas Tech University. He is a certified public accountant.

      Ira S. Levine has been the Executive Vice President of Legal and Corporate Affairs since September 2000. Mr. Levine has also been the Corporate Secretary of Vestin Group since January 2001. Mr. Levine received his BS in Business Administration specializing in accounting from the University of Nevada in 1982, his Juris Doctor from Pepperdine University School of Law in 1985 and his Masters of Legal Letters in Taxation from New York University in 1986. Mr. Levine is a member of the state bars of both Nevada and California. Since July of 2003, Mr. Levine has been a partner of Levine, Garfinkel & Katz, LLP. From 1997 to 2003, Mr. Levine was a partner in the law firm of Berkley, Gordon, Levine, Goldstein & Garfinkel, LLP. Prior to that he was a shareholder in the law firm of Levine, McBride & Garfinkel, LLP. From 1995 to 1997, Mr. Levine was a shareholder in the law firm of Quartes & Brady LLP, formerly known as Streich Lang. Prior to that, Mr. Levine was senior vice president, secretary and general counsel of United Gaming, Inc. now known as Alliance Gaming, Inc. Mr. Levine started his legal career with the law firm of McKenna Long & Aldridge LLP formerly known as McKenna, Conner & Cuneo in Los Angeles, California.

      Stephen J. Byrne has been the Chief Operations Officer of Vestin Group since January 2001. In addition, Mr. Byrne has been a director of Vestin Group since April 1999 and Vestin Mortgage, Inc. since 1997. From 2001 to 2003, Mr. Byrne was the Chief Executive Officer of Vestin Mortgage, Inc. From its inception in 1997 to 2000, Mr. Byrne was the President of Vestin Mortgage, Inc. From 1999 to 2000, Mr. Byrne also served as the President of Vestin Group. Mr. Byrne joined Del Mar Mortgage, Inc. in June 1998 as its Senior Lending Officer. In 1997, Mr. Byrne founded Capsource, Inc., a predecessor of Vestin Mortgage, Inc., which he owned and operated before joining Del Mar Mortgage, Inc. From 1991 to 1997, Mr. Byrne served as Vice President of Wells Fargo Bank and of its predecessor First Interstate Bank of Nevada. Mr. Byrne served in various capacities with First Interstate Bank, including Manager of the Diversified Asset Group based in Las Vegas and the commercial Diversified Asset Group in Houston, Texas. Mr. Byrne received a Bachelor of Science degree in Business Administration from Hastings College, Hastings, Nebraska. Mr. Byrne is resigning as an officer of the Company effective November 30, 2003 and will not be standing for re-election to the Board of Directors.

      Michael J. Whiteaker has been Vice President of Regulatory Affairs of Vestin Group since May 14, 1999 and is experienced in the banking and finance regulatory fields, having most recently served with the State of Nevada, Financial Institution Division from 1982 to 1999 as its Supervisory Examiner, responsible for the financial and regulatory compliance audits of all financial institutions in Nevada. Mr. Whiteaker has worked extensively on matters pertaining to both state and federal statutes, examination procedures, policy determination and credit administration for commercial and real estate loans. From 1973 to 1982, Mr. Whiteaker was Assistant Vice President of Nevada National Bank, responsible for a variety of matters including loan review.

      Peggy S. May has been with Vestin Group since September 1995, and has been the President of Vestin Mortgage, Inc. since January 2001. From 1997 to 2000, Ms. May was the Senior Vice President of Vestin Mortgage, Inc. Ms. May is responsible for all new and existing clients, loan packages and manages investor relationships and serves as the administrator of the corporate offices. Ms. May has over ten years of experience in title, escrow and private lending.

      Daniel B. Stubbs has been the Executive Vice President and Underwriting Administrator of Vestin Mortgage, Inc. since January 2000. Mr. Stubbs is responsible for analyzing the risks of each loan as well as prescribing Title Insurance coverage for each individual transaction. In addition, Mr. Stubbs serves on the loan committee and acts as a liaison between Vestin Mortgage, Inc. and the various banks that carry its lines of credit. Mr. Stubbs has over 13 years experience in the Title Insurance industry. Mr. Stubbs received his Bachelor of Arts in Communications Studies from the University of Nevada, in Las Vegas, Nevada.

Current Directors Standing for Re-election

      Michael V. Shustek. See “Proposal No. 1: Election of Directors” for Mr. Shustek’s biography.

      Lance Bradford. See “Proposal No. 1: Election of Directors” for Mr. Bradford’s biography.

      Robert J. Aalberts. See “Proposal No. 1: Election of Directors” for Dr. Aalberts’ biography.

Director Nominees

      David Chavez. See “Proposal No. 1: Election of Directors” for Mr. Chavez’s biography.

      Roland M. Sansone. See “Proposal No. 1: Election of Directors” for Mr. Sansone’s biography.

Current Directors not Standing for Re-election

      John E. Dawson has been a director of Vestin Group since March 2000. Since 1995, Mr. Dawson has been a partner at the law firm of Marquis & Aurbach. Before joining Marquis & Aurbach, Mr. Dawson was affiliated with the law firm of Jeffrey L. Burr & Associates. Mr. Dawson co-authored the Asset Protection Guidebook for Attorneys and Accountants and has presented seminars on asset protection. Mr. Dawson received his Bachelor’s Degree from Weber State and his Juris Doctor from Brigham Young University. Mr. Dawson received his Masters of Law (L.L.M.) in Taxation from the University of San Diego in 1993. Mr. Dawson was admitted to the Nevada Bar in 1988 and the Utah Bar in 1989.

      Steven Ducharme has been a director of Vestin Group since August 2001. Mr. DuCharme served as a member of the Nevada Gaming Control Board (the “Board”) for 10 years including two years as Chairman. First appointed to the Board on January 2, 1991 by Nevada Governor Bob Miller, he was reappointed to a second term in January 1995. He served as the law enforcement representative on the three-member Board. Mr. DuCharme was named Chairman of the Board on September 19, 1998 by Governor Miller and served two years as Chairman. With his retirement from the Board in January 2001, he concluded more than 30 years of public service in Nevada. Mr. DuCharme began his career in law enforcement in 1970 as a Deputy Sheriff with the Clark County Sheriff’s Office, which later became the Las Vegas Metropolitan Police Department (the “LVMPD”). During 20 years with the LVMPD, he spent 12 years working undercover investigating vice and narcotic activities. As a Sergeant, he was the supervising detective in the Fraud Unit and later the Sexual Assault Unit. Mr. DuCharme’s last assignment with the LVMPD was as the department’s spokesman through the Office of Public Information as well as being the Commander of the Crime Prevention Bureau. He retired from the LVMPD to accept the Governor’s appointment to the Board. Mr. DuCharme holds a B.A. degree in Criminal Justice from the University of Nevada, Las Vegas and an associate’s degree in Law Enforcement from Clark County Community College. He is also a graduate of the Southern Police Institute at the University of Louisville in Kentucky. Mr. DuCharme is currently an advisor to the faculty of the National Judicial College and also serves as an instructor. He is the past Chairman of the International Association of Gaming Regulators and past President of the Board of Trustees for the Nevada Treatment Center, a non-profit service for substance abuse.

      Robert L. Forbuss has been a director of Vestin Group since March 2000. Since February 1999, Mr. Forbuss has been the President of Strategic Alliances, a business and government affairs consulting organization. From March 1998 through February 1999, he was the President of Medical Transportation of America. From February 1997 to March 1998, Mr. Forbuss was the Chief Executive Officer of the Southwest Division of American Medical Response. From March 1994 to February 1997, he was Senior Vice President of Laidlaw Medical Transportation, which had acquired Mercy Medical Services, Inc., a company that Mr. Forbuss founded, owned and managed for 22 years. The latter four companies are all in the business of providing emergency ambulance and transportation services. Mr. Forbuss received his Bachelor of Arts in Public Administration and Political Science from the California State University at Long Beach, California.

      Robert A. Groesbeck has been a director of Vestin Group since August 2000. Mr. Groesbeck received his Bachelor of Arts in Criminal Justice from the University of Nevada in 1985, his Juris Doctor from Thomas S. Cooley School of Law in 1990 and his Masters of Business Administration from National University in 1993. Mr. Groesbeck is the founder of Home Works, a full service home services company. From 1994 to June 2000, Mr. Groesbeck was the General Counsel of Republic Silver State Disposal, Inc. From 1993 to 1997, Mr. Groesbeck was the Mayor of Henderson, Nevada. Mr. Groesbeck currently serves on numerous charitable boards.

      Jan Jones has been a director of Vestin Group since January 2002. Ms. Jones currently serves as Senior Vice President of Communications and Government Relations for Harrah’s Entertainment, Inc., a $3 billion company, publicly traded on the New York Stock Exchange. In her capacity, Ms. Jones oversees government relations, public relations, community relations, employee communications and financial communications for 25 casinos across the country under the Harrah’s, Showboat, Rio and Harveys brand names. She is responsible for communicating the company’s position on critical issues facing both Harrah’s and the gaming industry. Prior to joining the company in November 1999, Ms. Jones held the elected public office of Mayor of the City of Las Vegas from 1991 until 1999. During her tenure as Mayor, Las Vegas was the fastest growing city in America. Ms. Jones is a graduate of Stanford University with a bachelor of arts degree in English. Ms. Jones has an extensive background in business administration, marketing, and business development.

      James C. Walsh has been a director of Vestin Group since January 2001. Mr. Walsh has practiced law in New York City since 1966, after receiving his law degree from the University of Alabama. Mr. Walsh specializes in the representation of professional athletes and entertainers. Mr. Walsh has been the exclusive attorney, agent and business manager of Joe Namath since 1969. Mr. Walsh is a member of the New York and Louisiana Bar Association.

Relationships Among Executive Officers and Directors

      Our executive officers are appointed by our Board of Directors on an annual basis and serve until their successors have been duly appointed and qualified. There are no family relationships among any of our directors or executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the Securities and Exchange Commission. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, we believe that, for our 2002 fiscal year, our executive officers and directors timely filed all reports required under Section 16(a) for such fiscal year.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

      The following Summary Compensation Table sets forth the compensation paid or awarded for the fiscal year ended December 31, 2002 to Vestin Group’s and Vestin Mortgage Inc.’s Chief Executive Officers and the next most highly compensated executive officers whose compensation for the fiscal year ended December 31, 2002 exceeded $100,000.

Summary Compensation Table

					Long-Term Compensation

					Awards		Payouts
		Annual Compensation
					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Name and Principal Position	Year	($)	($)	($)(3)	($)	(#)	($)	($)

Michael V. Shustek	2002	793,500	0	0	0	500,000	0	0
Chief Executive Officer of the	2001	852,000	20,529	0	0	500,000	0	0
Company	2000	884,500	40,000	0	0	500,000	0	0
Stephen J. Byrne(1)	2002	361,100	14,175	0	0	100,000	0	0
Chief Operations Officer of	2001	332,908	22,406	0	0	0	0	0
the Company	2000	240,000	142,081	0	0	100,000	0	0
Lance K. Bradford	2002	302,160	0	0	0	200,000	0	0
President of the Company	2001	296,500	2,597	0	0	0	0	0
	2000	228,994	0	0	0	0	0	0
Peggy S. May	2002	176,100	62,009	0	0	63,334	0	0
President of Vestin Mortgage, Inc.(2)	2001	132,667	29,000	0	0	35,000	0	0
	2000	118,800	13,500	0	0	10,000	0	0
Daniel Stubbs	2002	128,174	70,000	0	0	50,000	0	0
Executive Vice President	2001	90,000	49,395	0	0	10,000	0	0
of Vestin Mortgage, Inc.	2000	75,000	20,027	0	0	5,000	0	0

(1)	The compensation for Mr. Byrne includes compensation for services rendered to Vestin Mortgage, Inc. as its Chief Executive Officer in 2001 and 2002. Mr. Byrne resigned from that position in 2003.

(2)	The compensation for Ms. May includes compensation for services rendered to Vestin Mortgage, Inc. and Vestin Capital, Inc. All of Ms. May’s 2002 and 2000 compensation was paid directly by Vestin Mortgage, Inc. and Vestin Mortgage, Inc. and Vestin Capital, Inc. each paid 50% of her compensation in 2001.

(3)	None of the named officers received other annual compensation exceeding the lesser of $50,000 or 10% of their salary and bonus for the relevant year.

Stock Option Grants in Last Fiscal Year

      The following table sets forth information regarding options granted to each executive officer listed in the Summary Compensation Table during the 2002 fiscal year. We did not grant any stock appreciation rights during the 2002 fiscal year.

Option & Warrant/ SAR Grants in Fiscal Year 2002

	Individual Grants

	Number of	% of Total
	Shares of	Options
	Common Stock	Granted to	Exercise
	Underlying	Employees	Price Per
	Options	in Fiscal	Share	Expiration
Name	Granted (#)	2002	($/share)	Date

Michael V. Shustek	500,000	43.9	7.02	11/27/12
Stephen J. Byrne	100,000	8.8	7.02	11/27/12
Lance K. Bradford	200,000	17.5	7.02	11/27/12
Peggy S. May	63,334	5.6	7.02	11/27/12
Daniel Stubbs	50,000	4.4	7.02	11/27/12

      During the 2002 fiscal year, we granted options to purchase 637,000 shares of our common stock to our employees and a warrant to purchase an additional 500,000 shares of our common stock to Mr. Shustek. Options were granted with an exercise price equal to the fair market value of our common stock at the date of the grant as measured by the closing selling price of our common stock as reported on the Nasdaq National Market. One third of each option vests and becomes exercisable upon the completion of each year of service from the date of grant. Each option has a maximum term of 10 years, subject to earlier termination upon the optionee’s cessation of service with Vestin Group.

Aggregated Option Exercises and Fiscal Year-End Values

      The following table sets forth information with respect to each of our executive officers named in the Summary Compensation Table concerning the exercise of stock options during the 2002 fiscal year and the number of shares subject to unexercised stock options held at the close of such fiscal year. No stock appreciation rights were exercised during the 2002 fiscal year, and no stock appreciation rights were outstanding at the close of such year.

      In the following table, “Value Realized” is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the “Value of Unexercised In-The-Money Options” is based the closing selling price per share at the close of the 2002 fiscal year less the exercise price payable per share. Options are “In-the-Money” if the fair market value of the underlying options exceeds the exercise price of the option.

					Value of Unexercised
			Number of Shares of		In-the-Money Options at
			Common Stock Underlying		December 31, 2002
			Unexercised Options at
	Shares		December 31, 2002
	Acquired on	Value			Exercisable	Unexercisable
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	($)	($)

Michael V. Shustek	—	—	1,500,000	—	1,475,000	—
Stephen J. Byrne	—	—	100,000	100,000	291,000	—
Lance K. Bradford	—	—	—	200,000	—	—
Peggy S. May	—	—	45,000	63,334	35,540	—
Daniel Stubbs	—	—	15,000	50,000	32,950	—

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

      Michael V. Shustek entered into an Employment Agreement with Vestin Group in December 1999 as its Chief Executive Officer. Pursuant to the agreement, Mr. Shustek is entitled to receive a minimum annual salary of $720,000 and such additional salary as the Board of Directors deems appropriate. Mr. Shustek is also entitled to receive an automobile allowance in the amount of $1,000 per month during the term of the agreement. The agreement additionally provides that Mr. Shustek is to receive warrants to purchase up to 500,000 shares of Vestin Group’s common stock each year during the term of the agreement. The agreement was terminable on November 30, 2002, but continues for successive one year periods unless either Vestin Group or Mr. Shustek provides thirty days’ notice. In May 2002, Mr. Shustek voluntarily reduced his annual salary to $150,000 effective the fourth quarter of 2002. The Company currently anticipates that its Board of Directors will approve an increase of Mr. Shustek’s annual salary to approximately $850,000 by the end of 2003.

      Stephen J. Byrne is employed by Vestin Group pursuant to an Employment Agreement whereby he is entitled to an annual salary of $240,000 and performance bonuses as the Board of Directors deems appropriate. This agreement is being terminated effective as of November 30, 2003 and Mr. Byrne has resigned as an officer of the Company effective as of that date. The terms of Mr. Byrne’s separation from the Company are under negotiation.

      Lance K. Bradford entered into an Employment Agreement with Vestin Group on April 1, 2000 to serve as its Chief Financial Officer. Pursuant to the agreement, Mr. Bradford is entitled to receive an initial annual salary of $296,000 and performance bonuses as the Board of Directors deems appropriate. Mr. Bradford is also entitled to receive an automobile allowance in the amount of $1,000 per month during the term of the agreement. The agreement was scheduled to terminate on March 31, 2003 but is continuing for successive one year periods unless either Vestin Group or Mr. Bradford provides thirty days’ notice.

      Peggy S. May entered into an Employment Agreement with Vestin Mortgage, Inc., with an effective date of July 1, 2002, to serve as its President. The term of the agreement begins on July 1, 2002 and ends on December 31, 2004. Pursuant to the agreement, Ms. May is entitled to receive an initial annual salary of $160,000, subject to review by the Board of Directors. Ms. May is also eligible for bonuses but subject to the discretion of the Board of Directors. The agreement additionally provides that Ms. May is to receive a one-year salary if Vestin Mortgage, Inc. terminates the agreement without cause.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of December 31, 2002 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column(a))

	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders(1)	1,214,000	$5.68	286,000 (2)
Equity Compensation Plans Not Approved by Stockholders	1,500,000 (3)	$4.99	—

Total	2,714,000		286,000

(1)	Consists of the 2000 Stock Option Plan, as amended in 2002.

(2)	Consists of shares available for future issuance under the 2000 Stock Option Plan. As of December 31, 2002, an aggregate of 286,000 shares of our common stock were available for issuance under the 2000 Stock Option Plan.

(3)	Consists of 1,500,000 warrants of which 500,000 has been granted each year for the past three years to Mr. Shustek pursuant to his employment agreement.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table indicates the beneficial ownership of Vestin Group’s voting securities by each person known by Vestin Group to be the beneficial owner of more than 5% of such securities, as well as the securities of Vestin Group beneficially owned by all officers and directors of Vestin Group as of September 30, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or that will become exercisable within 60 days of September 30, 2003, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

			Percentage of
	Common Stock		Common Stock
Name	Beneficially Owned		Beneficially Owned(1)

Michael V. Shustek,	4,664,199	(2)	68.3%
Chairman and Chief Executive Officer of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Stephen J. Byrne,	132,900	(3)	2.5%
Chief Operations Officer and Director of Vestin Group and Chief Executive Officer of Vestin Mortgage, Inc.
2901 El Camino Avenue
Las Vegas, Nevada 89102
Ira S. Levine,	175,100	(4)	3.2%
Executive Vice President of Legal and Corporate Affairs and Corporate Secretary of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Peggy S. May,	89,875	(5)	1.7%
President of Vestin Mortgage, Inc.
2901 El Camino Avenue
Las Vegas, Nevada 89102
Lance K. Bradford,	30,500		*
Director, President and Treasurer of Vestin Group and Chief Financial Officer, Treasurer, Secretary and Director of Vestin Mortgage, Inc.
2901 El Camino Avenue
Las Vegas, Nevada 89102
Daniel Stubbs,	17,660	(6)	*
Executive Vice President of Vestin Mortgage, Inc.
2901 El Camino Avenue
Las Vegas, Nevada 89102
John W. Alderfer,	0		*
Chief Financial Officer of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Stephen A. Schneider,	30,000	(7)	*
Vice President of Vestin Mortgage, Inc.
2901 El Camino Avenue
Las Vegas, Nevada 89102

			Percentage of
	Common Stock		Common Stock
Name	Beneficially Owned		Beneficially Owned(1)

Michael J. Whiteaker,	50,300	(8)	*
Vice President of Regulatory Affairs of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Robert J. Aalberts,	16,700	(9)	*
Director of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 8910
John E. Dawson, Esq.,	25,050	(10)(11)	*
Director of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Robert L. Forbuss,	15,000	(12)	*
Director of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Robert A. Groesbeck,	15,000	(13)	*
Director of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
James C. Walsh,	1,200,000	(14)	18.4%
Director of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Steven Ducharme,	10,000	(15)	*
Director of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Jan Jones,	10,000	(16)	*
Director of Vestin Group
2901 El Camino Avenue
Las Vegas, Nevada 89102
Bernard Greenblatt Trust U/A/D 7/15/96, Bernard Greenblatt, Trustee	373,355	(17)	6.6%
880 Buffwood Avenue
Las Vegas, Nevada 89123
The Redd 1996 Trust, William Si Redd, Trustee	834,704	(18)(19)	13.6%
2340 Camero Avenue
Las Vegas, Nevada 89123
All directors and executive officers as a group (16 persons)	6,482,284	(20)	76.3%

*	Less than 1%

(1)	Based upon 5,324,340 shares outstanding on September 30, 2003.

(2)	Includes warrants to purchase up to 1,500,000 shares of Common Stock.

(3)	Includes options to purchase up to 100,000 shares of Common Stock.

(4)	Includes options to purchase up to 150,000 shares of Common Stock.

(5)	Includes options to purchase up to 45,000 shares of Common Stock.

(6)	Includes options to purchase up to 15,000 shares of Common Stock.

(7)	Includes options to purchase up to 30,000 shares of Common Stock.

(8)	Includes options to purchase up to 50,000 shares of Common Stock.

(9)	Includes options to purchase up to 15,000 shares of Common Stock.

(10)	Includes options to purchase up to 15,000 shares of Common Stock.

(11)	Includes 1,850 shares of Common Stock owned by a family partnership indirectly controlled by Mr. Dawson.

(12)	Includes options to purchase up to 15,000 shares of Common Stock.

(13)	Includes options to purchase up to 15,000 shares of Common Stock.

(14)	Includes warrants to purchase up to 1.2 million shares of Common Stock granted to Planned Licensing, Inc. (“PLI”). Mr. Walsh has a majority equity interest in PLI.

(15)	Includes options to purchase up to 10,000 shares of Common Stock.

(16)	Includes options to purchase up to 10,000 shares of Common Stock.

(17)	The primary beneficiaries of the Greenblatt Trust are three hospitals and Leona Ledbedder.

(18)	Includes warrants to purchase 12,336 shares of Common Stock held by the Millennium 2001 Trust, which has common beneficiaries as the Redd 1996 Trust. The Redd 1996 Trust and the Millennium 2001 Trust are hereinafter referred to collectively as the “Redd 1996 Trust.” The beneficiary of the Redd 1996 Trust is Tammy Redd.

(19)	The holders of the Company’s preferred stock are entitled to convert their preferred shares into common shares at a ratio of $6.08 for one common share. If all of the preferred shareholders were to convert into common stock, the Redd 1996 Trust would own approximately 11.4% of the total issued and outstanding shares and the Bernard Greenblatt Trust would own approximately 5.4%. In addition, the beneficial ownership of the following shareholders would be reduced as follows: Michael Shustek 58.1%, Stephen Byrne 2.0%, Ira Levine 2.6%, Peggy May 1.4%, James C. Walsh 15.5%, and all directors and officers as a group 66.8%.

(20)	Includes warrants and options to purchase up to 3,170,000 shares of Common Stock.

AUDIT COMMITTEE REPORT

      The following is the report of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Vestin Group, Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2002, which include the consolidated balance sheets of the Company as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2002, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

      The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Accountants

      The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

      The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from the Company and its related entities) and has discussed with Ernst & Young LLP its independence from the Company.

Conclusion

      Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

Submitted by the Audit Committee of
the Board of Directors,

ROBERT J. AALBERTS, Chairman
JOHN C. DAWSON
ROBERT L. FORBUSS

NO INCORPORATION BY REFERENCE OR DEEMED FILING

      Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by us under those statutes, the Audit Committee Report and the Audit Committee Charter referred to in this proxy statement are not deemed to be filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or any future filings made by us under those statutes.

CERTAIN TRANSACTIONS

      The Company had approximately $352,000 due from Mr. Shustek, the majority stockholder and Chief Executive Officer of the Company, at December 31, 2001. These balances bore no interest and were due on demand. Such indebtedness was incurred prior to the Company becoming a public company when the Company advanced to Mr. Shustek funds necessary to enable him to pay taxes on undistributed S corporation income. The largest amount outstanding on such indebtedness during the past year as $352,000. As of May 10, 2002, such indebtedness was paid in full by Mr. Shustek.

      In 2000, the Company loaned Donovan Jacobs, an employee, approximately $251,000 to enable him to operate, develop and grow a California real estate loan fund. The Company does not have any affiliation with the California real estate loan fund. The loan is unsecured but is a full recourse loan to Mr. Jacobs. The interest rate of 10% is payable on a semi-annual basis and the principal is due on the maturity date of April 19, 2004. As of June 30, 2003, the balance on this note was approximately $118,000.

      The Company had an investment in the amount of $153,810 in a mortgage loan to Del Mar Mortgage, Inc., which is 100% owned by our Chief Executive Officer. During December 2002, a sale of the property securing the investment was consummated. As of December 31, 2002, the Company recorded a receivable for the proceeds of the loan payoff which was fully collected in January 2003. The Company has not made, and does not contemplate making, any investments in Del Mar Mortgage, Inc.

      As of June 30, 2003, the Company made various advances, primarily related to litigation expenses, totaling $365,831 to its Chief Executive Officer or companies wholly owned by him. Such advances bear no interest and are due on demand.

      The Company had an investment in Prepaid Advisors.com, a financial services start-up company, of $453,500 recorded at cost as of December 31, 2001. The President of the Company previously had a controlling equity interest in Prepaid Advisors.com and was Chairman of the company’s board. The Company sold its investment in Prepaid Advisors.com in the last quarter of 2002 and recorded a loss of $253,500.

      The Company had an investment in an Internet credit reporting start-up company of $150,000 recorded at cost as of December 31, 2001. The President of Creditmart.com is a stockholder and former Director of the Company. The Company wrote off the investment in June 2002.

      At December 31, 2001 and 2002 the Company had an investment of $69,310 in a mortgage loan to an entity that is 100% owned by the Company’s Chief Executive Officer. The note had a face value of $669,310, with interest at 13.5% and matured in January 2003. The remaining portion of the loan amount totaling $600,000 was funded by another entity 100% owned by the Chief Executive Officer of the Company. At December 31, 2001 and 2002, the note was delinquent more than 90 days with respect to interest payments. The note was paid in full in January 2003.

      During 2001, the Company borrowed $5,000,000 from an investor in Vestin Fund I, LLC and Vestin Fund II, LLC. In November 2001, such loan was converted into Series A Convertible Preferred Stock of the Company. The interest rate on such loan was 12%.

      In 2001, two shareholders of the Company proposed to resell to the Company 155,400 shares of the Company’s common stock under the Company’s stock repurchase program. Prior to being contacted by these shareholders, a consultant of the Company expressed interest in acquiring the Company’s stock. In order to facilitate this transaction, the Company transferred its interests in certain trust deeds in the amount of $940,710 to the selling stockholders and received a recourse promissory note from the consultant for $940,710 secured by the 155,400 shares acquired by the consultant. In December 2001, the 155,400 shares were returned to the Company in satisfaction of the promissory note, and the shares were retired. No gain or loss was recorded on this transaction.

      During the three and six months ended June 30, 2003, the Company incurred expenses of $283,102 and $528,863, respectively, for legal fees to Berkley, Gordon, Levine, Goldstein & Garfinkel, LLP (“Berkley, Gordon”) and Levine, Garfinkel & Katz, LLP (“Levine, Garfinkel”), law firms in which the Company’s Executive Vice President of Legal and Corporate Affairs has or had an equity ownership interest. During the years ended December 31, 2002 and 2001, the Company paid $509,283 and $54,200, respectively, for legal fees to Berkley Gordon.

      The Company’s President and Tax Manager are equity owners in the accounting firm L.L. Bradford & Company, LLC. For the three and six months ended June 30, 2003, and for the year ended December 31, 2002, the Company paid $54,955, $92,455, and $150,000, respectively, to L.L. Bradford for services rendered on its behalf.

      In September 2002, the Company entered into a one-year Aircraft Usage Agreement with C5, LLC, a company wholly-owned by its Chief Executive Officer. The agreement allows the Company to use an airplane on a preferred basis over any other proposed user. The Company is required to pay a monthly fee based on an hourly rate of $3,000 per hour for the first 10 hours and $2,500 per hour for each hour thereafter. The Company is required to make a minimum monthly payment equivalent to 16 hours of usage ($45,000). The agreement automatically renews for successive periods of one year each unless terminated by either party no less than thirty days prior to the end of the term. During the three and six months ended June 30, 2003, the Company paid $388,250 and $641,500, respectively, to C5, LLC under the terms of the Aircraft Usage Agreement. In addition, during 2002, the Company paid approximately $232,000 to a company owned jointly by Michael Shustek and William Si Redd, a shareholder of the Company, related to the use of an airplane for company travel.

      We had approximately $25,000 due from inVestin Nevada, Inc., a corporation wholly-owned by our Chief Executive Officer, which represents start-up costs advanced on behalf of inVestin Nevada, Inc. and which amount was included as part of amounts due from related parties at December 31, 2002. During February 2003, this balance was paid off in full. In October 2002, Vestin Mortgage, Inc. entered into an agreement to provide management services to inVestin Nevada that will seek to raise $100,000,000 through the sale of subordinated notes to Nevada residents.

OTHER MATTERS

      Our Board of Directors knows of no other business that will be presented at the 2003 annual meeting. If any other business is properly brought before the 2003 annual meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board of Directors. If no recommendation is made by the Board of Directors the proxy holder will vote your shares in its own discretion. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy or the vote by telephone or over the Internet.

      It is important that the proxies be returned promptly and that your shares be represented. You are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope or vote by telephone or over the Internet in accordance with the instructions accompanying the proxy card.

      A copy of our Annual Report on Form 10-KSB, as amended, for the year ended December 31, 2002 has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at this annual meeting. This Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

      We have filed an Annual Report on Form 10-KSB for the year ended December 31, 2002 with the Securities and Exchange Commission. You may obtain, free of charge, a copy of the Form 10-KSB by writing Ira S. Levine, Secretary, Vestin Group, Inc., 2901 El Camino Avenue, Las Vegas, Nevada 89102.

By Order of the Board of Directors,

MICHAEL V. SHUSTEK
Chairman of the Board of Directors
and Chief Executive Officer

Dated: October 31, 2003

Las Vegas, Nevada

Appendix A

VESTIN AUDIT COMMITTEE CHARTER

Organization

      This charter governs the operations of the audit committee, hereinafter “committee.” The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the stock exchange listing standards. Notwithstanding the foregoing, a member will be entitled to usual compensation as a member of the board of directors and as a member of the audit committee. All committee members shall be financially literate.

Purpose

      The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications and independence; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

      In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

      The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

      The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

      The committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

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      At least annually, the committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

      In addition, the committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards. The committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company’s Code of Conduct).

      The committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management’s response.

      The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management. The committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

      The committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-QSB. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

      The committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

      The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

      The committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

      The committee also prepares its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

      The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

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VESTIN GROUP, INC.

PROXY

Annual Meeting of Stockholders, November 24, 2003

This Proxy is Solicited on Behalf of the Board of Directors of

VESTIN GROUP, INC.
       The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held November 24, 2003 and the Proxy Statement and appoints Michael V. Shustek and Lance K. Bradford, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock of Vestin Group, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at 4370 La Jolla Village Drive, Suite 640, San Diego, California 92122 on Monday, November 24, 2003 at 10:00 a.m. Pacific Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS
AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. To elect five directors of the Company to serve until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
NOMINEES     o Michael V. Shustek     o Lance K. Bradford     o Robert J. Aalberts     o David Chavez     o Roland M. Sansone

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT (See instructions below)
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
To change your address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2003.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

       This proxy, when properly executed, will be vote as specified above. If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left and “FOR” the other listed proposals.

WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

Please check here if you plan to attend the meeting.☐

Signature of Stockholder

Date

Signature of Stockholder

Date

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.